UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934.

Date of Report:  June 5, 2012
(Date of earliest event reported)

Oak Valley Bancorp
(Exact name of registrant as specified in its charter)

CA	001-34142	26-2326676
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

125 N. Third Ave. Oakdale, CA	95361
(Address of principal executive offices)	(Zip Code)

(209) 848-2265
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

At the Annual Meeting of Stockholders held June 5, 2012, the following matters were submitted to a vote of security holders with the indicated number of votes being cast for, against or withheld, and with the indicated number of abstentions:

1.	To re-elect four members of the Board of Directors to serve until the expiration of their three (3) year term or until their successors are duly elected and qualified.

	Number of Votes
	For	Withheld	Non-Vote
Donald L. Barton	2,706,742	11,526	2,467,964

Thomas A. Haidlen	2,701,807	16,461	2,467,964

Daniel F. Leonard	2,699,090	19,178	2,467,964

Ronald C. Martin	2,697,710	20,558	2,467,964

2.	To approve the advisory vote on executive compensation.

For	Against	Abstain	Non-Vote

2,606,021	57,884	54,363	2,467,964

3.	To require that directors be elected by cumulative vote.

For	Against	Abstain	Non-Vote

545,116	2,135,800	37,352	2,467,964

4.	To ratify the selection of Moss Adams LLP, independent auditors, to perform audit services for the year 2012.

For	Against	Abstain	Non-Vote

5,182,036	0	4,196	0

Item 7.01. Regulation FD Disclosure.

Oak Valley Bancorp (“Company”) is furnishing presentation materials included as Exhibit 99.1 to this report pursuant to Item 7.01 of Form 8-K.  The Company presented these materials addressing, among other things, the Company’s business strategies and financial performance, at the Company’s Annual Meeting of Shareholders on Tuesday, June 5, 2012 at 4:00 p.m.  The foregoing description of information contained in the presentation is qualified by reference to such presentation materials attached as Exhibit 99.1.  The Company is not undertaking to update this presentation or the information contained therein.

The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

This report will not be deemed an admission as to the materiality of any information herein or contained in the presentation (including Exhibit 99.1).

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:

None
(b) Pro forma financial information:

None
(c) Shell company transactions:

None
(d) Exhibits

99.1       Oak Valley Bancorp presentation materials on June 5, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 1, 2012	OAK VALLEY BANCORP

	By:	/s/ Richard A. McCarty
Richard A. McCarty
Executive Vice President and Chief Financial Officer
(Principal Financial Officer and duly authorized signatory)

Exhibit Index

Exhibit No.	Description

99.1	Oak Valley Bancorp presentation materials on June 5, 2012*

*Incorporated by reference from Form 8-K filed on June 8, 2012.